                                                                     EXHIBIT 4.3


UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO IS OR WHO THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE

SECURITIES ACT) THAT IS AN INSTITUTIONAL INVESTOR AND THAT PRIOR TO SUCH TRANSFER FURNISHES TO THE TRUSTEE A SIGNED LETTER, IN THE FORM OF EXHIBIT B TO THE INDENTURE, CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY, (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER SALE OR TRANSFER PURSUANT TO CLAUSES (C), (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES PROVIDED THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND SUBJECT TO ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.

                        PERSONNEL GROUP OF AMERICA, INC.

                 5 3/4% Convertible Subordinated Notes due 2004

No.1                                                                 $99,215,000

                                                             CUSIP No. 715338AC3

                  Personnel Group of America, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of ninety-nine two hundred & fifteen thousand Dollars or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities on the reverse hereof on July 1, 2004 upon surrender hereof to the Paying Agent, and to pay interest thereon from the date of original issuance of Securities pursuant to the Indenture or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on July 1 and January 1 in each year, commencing January 1, 1998, at the rate of 5 3/4% per annum, until the principal hereof is paid or made available for payment and promises to pay any liquidated damages which may be payable pursuant to the Registration Rights Agreement on the Interest Payment Dates. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Notice of a Special Record Date shall be given to Holders of Securities not less than 10 days prior to such Special Record Date. Payment of the principal of and premium, if any, and interest on this Security will be made (i) in respect of Securities held of record by the Depositary or its nominee in same day funds on or prior to the respective payment dates and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee at the office or agency of the Company maintained for that purpose pursuant to Section 1002 of the Indenture, in each case in such coin or currency of the United States of America as of the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest in respect of Securities held of record by Holders other than the Depositary or its nominee may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 23, 1997                      PERSONNEL GROUP OF AMERICA, INC.


                                          By  /s/ James C. Hunt
                                              ---------------------------------
                                              Sr. V.P.



                                          Attest:


                                          By: /s/ Ken R. Bramlett, Jr.
                                              ---------------------------------

[SEAL]




TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

FIRST UNION NATIONAL BANK,
as Trustee



By /s/ Terry W. Baker
   -----------------------------------
   Authorized Signatory

[REVERSE OF NOTE]

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 5 3/4% Convertible Subordinated Notes due 2004 (herein called the "Securities"), limited in aggregate principal amount to $100,000,000 (plus up to $15,000,000 of additional Securities issuable pursuant to the Initial Purchasers' over-allotment option, as provided for in the Purchase Agreement dated June 17, 1997 between the Company and the Initial Purchasers), issued and to be issued under an Indenture, dated as of June 23, 1997 (herein called the "Indenture"), between the Company and First Union National Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on July 1, 2004, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the second business day preceding the Redemption Date, or, in case this Security or a portion hereof is submitted for repurchase, until, but not on and after, the date this Security or portion hereof is submitted for repurchase, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock at a conversion price equal to $35.625 principal amount for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for that purpose pursuant to Section 1002 of the Indenture, accompanied by written notice to the Company in the form provided in this Security (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the opening of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Stock issued upon conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional share the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

                  The Securities are subject to redemption upon not less than 15 and not more than 60 days' notice by mail, at any time on or after July 7, 2000, as a whole or in part at the election of the Company, at the Redemption Prices set forth below (expressed as percentages of the principal amount), plus accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

                  If redeemed during the 12-month period beginning July 1, in the year indicated (July 7, in the case of 2000), the redemption price shall be:

                                                                Redemption
                    Year                                           Price
                    ----                                           -----
                    2000..........................................103.29%
                    2001..........................................102.46%
                    2002..........................................101.64%
                    2003..........................................100.82%
                    2004..........................................100.00%

                  In certain circumstances involving the occurrence of a Repurchase Event (as defined in the Indenture), the Holder hereof shall have the right to require the Company to repurchase this Security at 100% of the principal amount hereof, together with accrued interest to the Repurchase Date, but interest installments whose Stated Maturity is on or prior to such Repurchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The indebtedness evidenced by this Security is, in all respects, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

               If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, and, under certain limited circumstances, by the Company and the Trustee without the consent of the Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange except as provided in the Indenture, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, except as provided in this Security, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.

                                CONVERSION NOTICE

TO PERSONNEL GROUP OF AMERICA, INC.

                  The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Security to be converted (unless this Security has been called for redemption). If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
                                       ---------------------------------------

                                       ---------------------------------------
                                        Signature(s)

Signature(s) must be guaranteed by an
eligible guarantor institution (banks,
stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15, if shares of Common Stock are to be delivered, or Securities to be issued, other than to and in the name of the registered owner.



-------------------------------------
        Signature Guarantee

Fill in for registration of shares of Common
Stock if they are to be delivered, or
Securities if they are to be issued, other than to and in the name of the registered owner:


------------------------------------------
                 (Name)

------------------------------------------
            (Street Address)

------------------------------------------
       (City, State and zip code)

(Please print name and address)

Register:         ________ Common Stock
                  ________ Securities


(Check appropriate line(s)).

                                    Principal amount to be converted (if less than all):

                                              $______,000

                                    -----------------------------
                                    Social Security or other Taxpayer
                                    Identification Number of owner

                                   ASSIGNMENT




If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

------------------------------------------------------------------------------

(Insert assignee's social security or tax ID number)

----------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint

------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

------------------------------------------------------------------------------

Date: _______________________ Your signature: __________________________________
                                              (Sign exactly as your name appears
                                              on the face of this Security)

Signature Guarantee:
                           -----------------------------------------------------
                           The signature to this assignment should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.

                      CERTIFICATE FOR EXCHANGE OR TRANSFER

Re. 5 3/4% Convertible Subordinated Notes due 2004

                  This Certificate relates to $________________ principal amount of Securities held in *___________________ book-entry or *_________________
definitive form by ___________ (the "Transferor").

The Transferor*:

      [ ]         has requested the Trustee by written order to deliver in
exchange for its beneficial interest in a Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above), or

      [ ]         has requested the Trustee by written order to deliver in
exchange for its Security or Securities a beneficial interest in a Global Security held by the Depositary in a principal amount equal to the aggregate principal amount of such Security or Securities; or

      [ ]         has requested the Trustee by written order to exchange or
register the transfer of a Security or Securities.

      [ ]         In connection with such request and in respect of each such security, the Transferor does hereby certify to the Company and the Trustee that Transferor is familiar with the Indenture relating to the above captioned Notes and, as provided in Section 305 of such Indenture, the transfer of this Security does not require registration under the Securities Act (as defined below) because * :

      [ ]         Such Security is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section 305(b)(ii)(A) or Section 305(f)(i)(A) of the Indenture).

      [ ]         Such Security is being transferred to a "qualified
institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A or pursuant to an exemption from registration in accordance with Regulation S under the Securities Act (in satisfaction of Section 305(b)(ii)(B), Section 305(c)(i), Section 305(d)(i), Section 305(f)(i)(B), Section 305(g)(iii) or Section 305(h)(iii) of the Indenture). An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(c)(i), Section 305(d)(i),
Section 305(f)(i)(B), Section 305(g)(iii) or Section 305(h)(iii) of the Indenture).

      [ ]         Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Indenture).


----------------
* Check applicable box.

If such Security is being transferred in accordance with Rule 144 under the Securities Act, an opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Indenture).

      [ ]         Such Security is being transferred in reliance on and in
compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(f)(i)(C) of the Indenture).

                  You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.




                                        ----------------------------------------
                                                   NAME OF TRANSFEROR


                                        By: ____________________________________

Date: ________________

                       OPTION OF HOLDER TO ELECT PURCHASE




                  If you wish to have this Security purchased by the Company pursuant to Section 1401 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Security (which is $1,000 or an integral multiple thereof) purchased by the Company pursuant to
Section 1401 of the Indenture, state the amount you wish to have purchased:

                                     $ _____________________

Date: _____________________          Your Signature(s):     ____________________

                                     Tax Identification No: ____________________

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:       _____________________________________________________
                           The signature to this option of holder to elect purchase should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.

                              SCHEDULE OF EXCHANGES

                  The following increases or decreases in the principal amount of this Global Security have been made:



                                                                        Principal Amount of        Signature of
                          Amount of decrease     Amount of Increase     this Global Security   authorized signatory
                          in Principal Amount    in Principal Amount       following such          of Trustee or
                            of this Global         of this Global      decrease (or increase)  Securities Custodian
   Date of Exchange            Security               Security
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

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